                                                                  EXHIBIT (e)(4)

S E R V I C E  R E Q U E S T

        CORPORATE AMERICA
-------------------------
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Corporate America--Fixed Option
   . Division 301 - AGL Declared Fixed Interest Account

Corporate America--Variable Divisions

AIM Variable Insurance Funds
----------------------------
   . Division 802 - AIM V.I. International Growth
   . Division 803 - AIM V.I. Premier Equity

The Alger American Fund
-----------------------
   . Division 843 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 825 - VP Value

Dreyfus Variable Investment Fund
--------------------------------
   . Division 807 - Developing Leaders
   . Division 808 - Quality Bond

Fidelity Variable Insurance Products
------------------------------------
   . Division 840 - VIP Contrafund
   . Division 838 - VIP Equity-Income
   . Division 839 - VIP Growth
   . Division 844 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 845 - Franklin Templeton Small Cap Value Securities

Janus Aspen Series
------------------
   . Division 821 - International Growth
   . Division 823 - Mid Cap Growth
   . Division 822 - Worldwide Growth

MFS Variable Insurance Trust
----------------------------
   . Division 819 - MFS Capital Opportunities
   . Division 809 - MFS Emerging Growth
   . Division 820 - MFS New Discovery
   . Division 818 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 824 - Mid-Cap Growth

Oppenheimer Variable Account Funds
----------------------------------
   . Division 846 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust
------------------------------
   . Division 836 - PIMCO Real Return
   . Division 835 - PIMCO Short-Term
   . Division 837 - PIMCO Total Return

Pioneer Variable Contracts Trust
--------------------------------
   . Division 847 - Growth Opportunities VCT

Putnam Variable Trust
---------------------
   . Division 814 - Putnam VT Diversified Income
   . Division 813 - Putnam VT Growth and Income
   . Division 815 - Putnam VT Int'l Growth and Income

VALIC Company I
---------------
   . Division 805 - Mid Cap Index
   . Division 801 - Money Market I
   . Division 827 - Small Cap Index
   . Division 806 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 833 - High Yield Bond
   . Division 834 - REIT Index

AGLC101133 Rev1204

[Letterhead of AIG American General]                     Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
American General Life Insurance Company    PO Box 4880 . Houston, TX. 77210-4880
("AGL")                                       (800) 340-2765 or Hearing Impaired
A member company of American International                 (TDD) (888) 436-5258.
Group, Inc.                                                  Fax: (713) 620-6653

================================================================================
[ ]  POLICY IDENTIFICATION

                     COMPLETE THIS SECTION FOR ALL REQUESTS.

1. POLICY #:                                 Insured:
             --------------------------------         --------------------------
Address:                                                  New Address (yes) (no)
         -------------------------------------------------
Primary Owner (If other than an insured):
                                          --------------------------------------
Address:                                                  New Address (yes) (no)
         -------------------------------------------------
Primary Owner's S.S. No. or Tax I.D. No.           Phone Number: (   )     -
                                         ----------                   ----  ----
Joint Owner (If applicable):
                             ---------------------------------------------------
Address:                                                  New Address (yes) (no)
         -------------------------------------------------
================================================================================
[ ]  NAME CHANGE

    Complete this section if the name of one of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner,
                       Payor or Beneficiary designation).

2.
Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary
Change Name From: (First, Middle, Last)    Change Name To: (First, Middle, Last)

--------------------------------------    --------------------------------------

Reason for Change: (Circle One)  Marriage    Divorce   Correction  Other (Attach
                                                                   copy of legal
                                                                   proof)
================================================================================
[ ]  CHANGE IN ALLOCATION PERCENTAGES

    Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

      Pioneer Variable Contracts Trust is available only for owners who had Accumulation Value invested in Pioneer on 12/10/04.

3. INVESTMENT DIVISION                                           PREM %    DED %
(301) AGL Declared Fixed Interest Account                             %        %
                                                                ------   ------
AIM Variable Insurance Funds
----------------------------
(802) AIM V.I. International Growth                                   %        %
                                                                ------   ------
(803) AIM V.I. Premier Equity                                         %        %
                                                                ------   ------
The Alger American Fund
-----------------------
(843) Alger American MidCap Growth                                    %        %
                                                                ------   ------
American Century Variable Portfolios, Inc.
------------------------------------------
(825) VP Value                                                        %        %
                                                                ------   ------
Dreyfus Variable Investment Fund
--------------------------------
(807) Developing Leaders                                              %        %
                                                                ------   ------
(808) Quality Bond                                                    %        %
                                                                ------   ------
Fidelity Variable Insurance Products
------------------------------------
(840) VIP Contrafund                                                  %        %
                                                                ------   ------
(838) VIP Equity-Income                                               %        %
                                                                ------   ------
(839) VIP Growth                                                      %        %
                                                                ------   ------
(844) VIP Mid Cap                                                     %        %
                                                                ------   ------
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(845) FT Small Cap Value Securities                                   %        %
                                                                ------   ------
Janus Aspen Series
------------------
(821) International Growth                                            %        %
                                                                ------   ------
(823) Mid Cap Growth                                                  %        %
                                                                ------   ------
(822) Worldwide Growth                                                %        %
                                                                ------   ------
MFS Variable Insurance Trust
----------------------------
(819) MFS Capital Opportunities                                       %        %
                                                                ------   ------
(809) MFS Emerging Growth                                             %        %
                                                                ------   ------
(820) MFS New Discovery                                               %        %
                                                                ------   ------
(818) MFS Research                                                    %        %
                                                                ------   ------
Neuberger Berman Advisers Management Trust
------------------------------------------
(824) Mid-Cap Growth                                                  %        %
                                                                ------   ------
Oppenheimer Variable Account Funds
----------------------------------
(846) Oppenheimer Global Securities                                   %        %
                                                                ------   ------
PIMCO Variable Insurance Trust
------------------------------
(836) PIMCO Real Return                                               %        %
                                                                ------   ------
(835) PIMCO Short-Term                                                %        %
                                                                ------   ------
(837) PIMCO Total Return                                              %        %
                                                                ------   ------
Pioneer Variable Contracts Trust
--------------------------------
(847) Growth Opportunities VCT                                        %        %
                                                                ------   ------
Putnam Variable Trust
---------------------
(814) Putnam VT Diversified Income                                    %        %
                                                                ------   ------
(813) Putnam VT Growth and Income                                     %        %
                                                                ------   ------
(815) Putnam VT Int'l Growth and Income                               %        %
                                                                ------   ------
VALIC Company I
---------------
(805) Mid Cap Index                                                   %        %
                                                                ------   ------
(801) Money Market I                                                  %        %
                                                                ------   ------
(827) Small Cap Index                                                 %        %
                                                                ------   ------
(806) Stock Index                                                     %        %
                                                                ------   ------
Vanguard Variable Insurance Fund
--------------------------------
(833) High Yield Bond                                                 %        %
                                                                ------   ------
(834) REIT Index                                                      %        %
                                                                ------   ------
Other:                                                                %        %
       -------------------------                                ------   ------
                                                                   100%     100%

================================================================================
AGLC101133 Rev1204                 PAGE 2 OF 5

================================================================================
[ ]  MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

    Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis.
     Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4.
Indicate frequency and premium amount desired: $        Annual
                                                 ------
                                               $        Semi-Annual
                                                 ------
                                               $        Quarterly
                                                 ------
                                               $        Monthly (Bank Draft
                                                 ------ Only)

Indicate billing method desired:      Direct Bill      Per-Authorized Bank Draft
                                 ----             ----
(attach a Bank Draft Authorization Form and "Void" Check)

Start Date:   /   /
            --  --  --
================================================================================
[ ]  LOST POLICY CERTIFICATE

  Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5.
I/we hereby certify that the policy of insurance for the listed policy has been
     LOST      DESTROYED      OTHER.
----      ----           ----

Unless I/we have directed cancellation of the policy, I/we request that a:

               Certificate of Insurance at no charge
     ---------

               Full duplicate policy at a charge of $25
     ---------

be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.
================================================================================
[ ]  DOLLAR COST AVERAGING (DCA)

  ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from any one investment option and directed to one or more of the investment options at right. The AGL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the
                                   DCA option.

NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

      See restriction for Pioneer Variable Contracts Trust in Box 3 above.

6.
Day of the month for transfers        (Chose a day of the month between 1-28)
                               -------
Frequency of transfers:       Monthly       Quarterly       Semi-Annually
                        ------        ------          ------
                              Annually
                        ------
DCA to be made from the following investment option:
                                                     ---------------------------
Transfer: $                           ($100 minimum, whole dollars only)
           --------------------------

AIM Variable Insurance Funds
----------------------------
(802) AIM V.I. International Growth                                      $
                                                                          ------
(803) AIM V.I. Premier Equity                                            $
                                                                          ------
The Alger American Fund
-----------------------
(843) Alger American MidCap Growth                                       $
                                                                          ------
American Century Variable Portfolios, Inc.
------------------------------------------
(825) VP Value                                                           $
                                                                          ------
Dreyfus Variable Investment Fund
--------------------------------
(807) Developing Leaders                                                 $
                                                                          ------
(808) Quality Bond                                                       $
                                                                          ------
Fidelity Variable Insurance Products
------------------------------------
(840) VIP Contrafund                                                     $
                                                                          ------
(838) VIP Equity-Income                                                  $
                                                                          ------
(839) VIP Growth                                                         $
                                                                          ------
(841) VIP Mid Cap                                                        $
                                                                          ------
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(845) FT Small Cap Value Securities                                      $
                                                                          ------
Janus Aspen Series
------------------
(821) International Growth                                               $
                                                                          ------
(823) Mid Cap Growth                                                     $
                                                                          ------
(822) Worldwide Growth                                                   $
                                                                          ------
MFS Variable Insurance Trust
----------------------------
(819) MFS Capital Opportunities                                          $
                                                                          ------
(809) MFS Emerging Growth                                                $
                                                                          ------
(820) MFS New Discovery                                                  $
                                                                          ------
(818) MFS Research                                                       $
                                                                          ------
Neuberger Berman Advisers Management Trust
------------------------------------------
(824) Mid-Cap Growth                                                     $
                                                                          ------
Oppenheimer Variable Account Funds
----------------------------------
(846) Oppenheimer Global Securities                                      $
                                                                          ------
PIMCO Variable Insurance Trust
------------------------------
(836) PIMCO Real Return                                                  $
                                                                          ------
(835) PIMCO Short-Term                                                   $
                                                                          ------
(837) PIMCO Total Return                                                 $
                                                                          ------
Pioneer Variable Contracts Trust
--------------------------------
(847) Growth Opportunities VCT                                           $
                                                                          ------
Putnam Variable Trust
---------------------
(814) Putnam VT Diversified Income                                       $
                                                                          ------
(813) Putnam VT Growth and Income                                        $
                                                                          ------
(815) Putnam VT Int'l Growth and Income                                  $
                                                                          ------
VALIC Company I
---------------
(805) Mid Cap Index                                                      $
                                                                          ------
(801) Money Market I                                                     $
                                                                          ------
(827) Small Cap Index                                                    $
                                                                          ------
(806) Stock Index                                                        $
                                                                          ------
Vanguard Variable Insurance Fund
--------------------------------
(833) High Yield Bond                                                    $
                                                                          ------
(834) REIT Index                                                         $
                                                                          ------
Other:                                                                   $
       -----------------------------------                                ------

         INITIAL HERE TO REVOKE DCA ELECTION.
--------

================================================================================
AGLC101133 Rev1204                 PAGE 3 OF 5

================================================================================
[ ]  AUTOMATIC REBALANCING

    ($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.

Note: Dollar Cost Averaging is not available if the Automatic Rebalancing option has been chosen.

      See restriction for Pioneer Variable Contracts Trust in Box 3 above.

7. Indicate frequency:       Quarterly       Semi-Annually       Annually
                       ------          ------              ------

             (Division Name or Number)                (Division Name or Number)
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------
        % :                                      % :
--------   ---------------------------   --------   ---------------------------

            INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
-----------
================================================================================
[ ]  AUTHORIZATION FOR TRANSACTIONS

 Complete this section if you are applying for or revoking current telephone or
                              e-service privileges.

8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

Initial the designation you prefer:

         Policy Owner(s) only -- If Joint Owners, either one acting
--------
independently.

         Policy Owner(s) or Agent/Registered Representative who is appointed to
--------
represent AGL and the firm authorized to service my policy.

AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

         INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
--------

         INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
--------
================================================================================
[ ]  CORRECT AGE

  Use this section to correct the age of any person covered under this policy.
         Proof of the correct date of birth must accompany this request.

9.
Name of Insured for whom this correction is submitted:
                                                       -------------------------
Correct DOB:         /        /
            -------- -------- --------
================================================================================
[ ]  TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

      See restriction for Pioneer Variable Contracts Trust in Box 3 above.

10.                                  (Division Name           (Division Name
                                       or Number)               or Number)
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------
Transfer $        or       % from                      to                      .
           ------    ------       --------------------    ---------------------

================================================================================
AGLC101133 Rev1204                 PAGE 4 OF 5

================================================================================
[ ]  REQUEST FOR PARTIAL SURRENDER/POLICY LOAN

  Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service
                      Request in addition to this section.

11.        I request a partial surrender of $       or        % of the net cash
    ------                                    ------   ------
surrender value.

       I request a loan in the amount of $        .
------                                     -------

       I request the maximum loan amount available from my policy.
------

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
[ ]  NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one:           I do want income tax withheld from this distribution.
           ----------

                     I do not want income tax withheld from this distribution.
           ----------

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
================================================================================
[ ]  AFFIRMATION/SIGNATURE

                     Complete this section for ALL requests.
--------------------------------------------------------------------------------
13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
--------------------------------------------------------------------------------

Dated at                    this          day of          ,           .
         ------------------     ---------       ----------  ----------
         (City, State)


X                                        X
--------------------------------------   ---------------------------------------
SIGNATURE OF OWNER                       SIGNATURE OF WITNESS


X                                        X
--------------------------------------   ---------------------------------------
SIGNATURE OF JOINT OWNER                 SIGNATURE OF WITNESS


X                                        X
--------------------------------------   ---------------------------------------
SIGNATURE OF ASSIGNEE

================================================================================
AGLC101133 Rev1204                 PAGE 5 OF 5